UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 13, 2025

Tompkins Financial Corporation
(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

118 East Seneca Street
P.O. Box 460, Ithaca, New York		14851
(Address of Principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(888) 503-5753

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	TMP	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On Tuesday, May 13, 2025, Tompkins Financial Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business March 17, 2025, the record date for the Annual Meeting, 14,434,103 shares of the Company’s common stock were issued and outstanding, of which 11,424,570 were represented at the Annual Meeting in person or by proxy, and represented a quorum for the transaction of business at the Annual Meeting.

(b)	Shareholders voted on the following matters at the Annual Meeting:

(1)	Shareholders elected eleven (11) director nominees for terms expiring at the 2026 Annual Meeting of Shareholders;

(2)	Shareholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (the “Say on Pay” vote);

(3)	Shareholders ratified the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2025.

Set forth below are the shareholder voting results with respect to each matter:

Proposal No. 1 – Election of Directors

The individuals named below were elected at the Annual Meeting as members of the Board of Directors, to serve for a term of one year expiring at the 2026 Annual Meeting of Shareholders.

Director	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes
Nancy E. Catarisano	9,445,018	31,790	1,947,762
Janet M. Coletti	9,443,855	32,953	1,947,762
Heidi M. Davidson	9,454,615	22,193	1,947,762
Helen Eaton	9,454,810	21,998	1,947,762
Daniel J. Fessenden	9,210,468	266,340	1,947,762
Patricia A. Johnson	9,292,878	183,930	1,947,762
Angela B. Lee	9,420,518	56,290	1,947,762
John D. McClurg	9,442,816	33,992	1,947,762
Ita M. Rahilly	9,436,820	39,988	1,947,762
Stephen S. Romaine	9,412,739	64,069	1,947,762
Michael H. Spain	9,362,410	114,398	1,947,762

Proposal No. 2 – Advisory vote to approve the compensation paid to the Company’s Named Executive Officers.

The compensation paid to the Company’s Named Executive Officers was approved by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
9,237,827	181,350	57,631	1,947,762

Proposal No. 3 – Ratification of the appointment of KPMG LLP as the Company’s Independent Auditors for 2025

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was ratified by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining
11,293,770	104,091	26,709

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: May 14, 2025	/s/ Stephen S. Romaine
Stephen S. Romaine
President and CEO